Exhibit 99.1
Fidelity National Financial, Inc. Reports Fourth Quarter 2005 EPS of $0.64 or $1.20
Before the Tax Impact of the FNT Distribution
Jacksonville, Fla. — (February 8, 2006) — Fidelity National Financial, Inc. (NYSE:FNF), a Fortune 500 provider of outsourced products and services to a variety of industries, today reported operating results for the three-month and twelve-month periods ended December 31, 2005.

	4th Quarter 2005	4th Quarter 2004
Total revenue	$2.43 billion	$2.10 billion
Earnings per diluted share	$0.64	$0.98
Net earnings	$115.2 million	$174.9 million
Tax on FNT distribution	$100.0 million	—
Adjusted net earnings	$215.2 million	$174.9 million
Adjusted earnings per share	$1.20	$0.98
Cash flow from operations	$270.6 million	$245.4 million

	Full Year 2005	Full Year 2004
Total revenue	$9.67 billion	$8.30 billion
Earnings per diluted share	$5.43	$4.21
Net earnings	$964.1 million	$741.0 million
Tax on FNT distribution	$100.0 million	—
Gain on sale of minority interest in FIS	$(318.2 million)	—
Adjusted net earnings	$745.9 million	$741.0 million
Adjusted earnings per share	$4.20	$4.21
Cash flow from operations	$1.311 billion	$1.171 billion
     “This was a great finish to a very exciting year for FNF and all of its shareholders,” said Chairman and Chief Executive Officer William P. Foley, II. “2005 was a year where we spent a great deal of time and effort attempting to maximize the value of the assets of FNF, create shareholder value and provide the investment community with greater transparency in assisting it in its efforts to best value the individual operating subsidiaries that comprise Fidelity National

Financial. We have completed the initial transformation of FNF into a holding company with four distinct operating subsidiaries, Fidelity National Title Group, Fidelity National Information Services, Specialty Insurance and Sedgwick CMS. FNT became public through the October 2005 distribution of 17.5% of the stock of Fidelity National Title Group to FNF shareholders. FIS became public through the merger with Certegy that was completed on February 1, 2006. Having both FNT and FIS as publicly-traded subsidiaries provides greater transparency for the investment community in its efforts to value the two largest pieces of FNF. We are also focused on continuing to grow our specialty insurance operations, both organically and through potential future acquisitions. Our fourth operating subsidiary is Sedgwick CMS, which was acquired on January 31, 2006. We believe there are realistic opportunities to add to our Sedgwick CMS investment through further acquisitions in the outsourced claims management marketplace. Finally, at the FNF holding company level, we now have $340 million in available cash, after the Sedgwick CMS acquisition, and no debt on the balance sheet. As we move through 2006, we will remain focused on the same goals of maximizing the value of FNF’s assets, creating shareholder value and providing greater transparency to the investment community.”
     The following are summary financial results for the operating subsidiaries of FNF for both the three-month and twelve-month periods ending December 31, 2005 and 2004:
Fidelity National Title Group (“FNT”)

	4th Quarter 2005	Full Year 2005
Total revenue	$1.587 billion	$6.316 billion
Pre-tax margin	12.9%	13.7%
Net earnings	$126.4 million	$539.0 million
Net earnings per share — diluted	$0.73 per diluted share	$3.11 per diluted share
Cash flow from operations	$102.0 million	$697.5 million
Return on average equity	20.7%	20.9%

Fidelity National Information Services (“FIS”)

	4th Quarter 2005	4th Quarter 2004
Total revenue	$708.4 million	$679.7 million
Organic growth rate	7.9%	N/A
Net earnings	$45.5 million	$34.4 million
EBITDA	$186.9 million	$139.3 million
Free cash flow	$64.7 million	$65.5 million
Cash earnings	$63.4 million	$55.3 million
Pre-tax operating margin, (excluding interest expense)	15.4%	9.0%

	Full Year 2005	Full Year 2004
Total revenue	$2.776 billion	$2.346 billion
Organic growth rate	5.3%	N/A
Net earnings	$196.6 million	$189.4 million
EBITDA	$746.5 million	$552.3 million
Free cash flow	$257.2 million	$250.3 million
Cash earnings	$275.3 million	$254.9 million
Pre-tax operating margin (excluding interest expense)	16.1%	13.4%
Specialty Insurance

	4th Quarter 2005	4th Quarter 2004
Total revenue	$184.2 million	$69.2 million
Pre-tax margin	50.5%	12.5%
Pre-tax earnings	$93.1 million	$8.7 million

	Full Year 2005	Full Year 2004
Total revenue	$438.0 million	$242.8 million
Pre-tax margin	30.5%	13.0%
Pre-tax earnings	$133.5 million	$31.6 million
     FNF presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FNF also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
     Fidelity National Financial, Inc. (NYSE:FNF), number 261 on the Fortune 500, is a provider of outsourced products and services to a variety of industries. Through its majority-owned, publicly-traded subsidiary, Fidelity National Title Group, Inc. (NYSE:FNT), FNF is the nation’s largest title insurance company, with nearly 31 percent national market share. Through its majority-owned, publicly-traded subsidiary, Fidelity National Information Services, Inc. (NYSE:FIS), FNF provides an industry leading suite of data processing, payment and risk management services to financial institutions and retailers. Through its wholly-owned subsidiaries, FNF is also a leading provider of specialty insurance products, including flood insurance, homeowners insurance and home warranty insurance. Through its minority-owned subsidiary, Sedgwick CMS, FNF is a leading provider of outsourced insurance claims management services to large corporate and public sector entities. More information about the FNF family of companies can be found at www.fnf.com, www.fntg.com and www.fidelityinfoservices.com and www.sedgwickcms.com.

     This press release contains statements related to future events and expectations and, as such, constitutes forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be different from those expressed or implied above. The Company expressly disclaims any duty to update or revise forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition and other risks detailed from time to time in the “Management’s Discussion and Analysis” section of the Company’s Form 10-K and other reports and filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2005	2004	2005	2004
	(Unaudited)		(Unaudited)
Direct title premiums	$559,102	$537,681	$2,261,499	$2,128,902
Agency title premiums	659,357	579,408	2,683,545	2,610,426

Total title premiums	1,218,459	1,117,089	4,945,044	4,739,328
Escrow and other title-related fees	292,550	263,211	1,157,022	1,042,243

Total title and escrow	1,511,009	1,380,300	6,102,066	5,781,571

Transaction processing services	658,204	596,956	2,570,372	2,118,672
Specialty insurance	180,663	68,007	428,939	239,256
Interest and investment income	50,099	21,404	146,519	70,874
Realized gains and losses	19,595	17,835	53,876	36,961
Gain on sale of minority interest in FIS	0	0	318,209	0
Other	12,312	10,565	48,957	48,668

Total revenue	2,431,882	2,095,067	9,668,938	8,296,002

Personnel costs	828,435	727,856	3,224,678	2,786,297
Other operating expenses	428,544	438,270	1,716,711	1,599,894
Agent commissions	501,920	444,347	2,060,467	2,028,926
Depreciation and amortization	108,081	105,844	406,259	338,434
Claim loss expense	147,236	80,457	480,556	311,146
Interest expense	52,326	16,721	172,327	47,214

Total expenses	2,066,542	1,813,495	8,060,998	7,111,911

Earnings before income taxes	365,340	281,572	1,607,940	1,184,091
Income tax expense	218,814	104,182	573,391	438,114
Minority interest	31,362	2,524	70,443	5,015

Net earnings	$115,164	$174,866	$964,106	$740,962

Net earnings per share — basic	$0.66	$1.01	$5.58	$4.33

Net earnings per share — diluted	$0.64	$0.98	$5.43	$4.21

Weighted average shares — basic	173,292	173,478	172,839	171,014

Weighted average shares — diluted	178,608	178,124	177,597	176,000

Direct operations orders opened	771,800	825,500	3,615,400	3,680,200
Direct operations orders closed	595,900	616,600	2,487,000	2,636,300

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)

Three Months Ended					Specialty	Corporate
December 31, 2005	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$2,362,188	$(49,577)	$1,526,346	$707,683	$180,663	$(2,927)

Interest and investment income	50,099	0	41,018	1,566	3,521	3,994
Realized gains and losses	19,595	0	19,179	(813)	11	1,218

Total revenue	2,431,882	(49,577)	1,586,543	708,436	184,195	2,285

Personnel costs	828,435	0	481,976	330,115	12,407	3,937
Other operating expenses	428,544	(30,032)	235,419	189,815	31,851	1,491
Agent commissions	501,920	(19,545)	523,652	0	0	(2,187)
Depreciation	37,065	0	18,065	18,776	151	73
Amortization	71,016	0	10,833	58,976	1,198	9
Claim loss expense	147,236	0	100,421	1,644	45,276	(105)
Interest expense	52,326	0	11,270	39,421	209	1,426

Total expenses	2,066,542	(49,577)	1,381,636	638,747	91,092	4,644

Pretax earnings	365,340	0	204,907	69,689	93,103	(2,359)

Pretax margin	15.0%	—	12.9%	9.8%	50.5%	—

Open orders	771,800	—	653,900	117,900	—	—
Closed orders	595,900	—	517,900	78,000	—	—

Three Months Ended					Specialty	Corporate
December 31, 2004	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$2,055,828	$(36,362)	$1,385,846	$674,996	$68,007	$(36,659)

Interest and investment income	21,404	0	19,336	460	1,195	413
Realized gains and losses	17,835	0	5,353	4,258	(2)	8,226

Total revenue	2,095,067	(36,362)	1,410,535	679,714	69,200	(28,020)

Personnel costs	727,856	0	412,934	306,128	6,534	2,260
Other operating expenses	438,270	(24,176)	209,264	234,652	37,901	(19,371)
Agent commissions	444,347	(12,186)	466,056	(391)	0	(9,132)
Depreciation	36,303	0	18,928	17,296	15	64
Amortization	69,541	0	7,690	61,105	600	146
Claim loss expense	80,457	0	64,897	30	15,474	56
Interest expense	16,721	0	799	3,878	3	12,041

Total expenses	1,813,495	(36,362)	1,180,568	622,698	60,527	(13,936)

Pretax earnings	281,572	0	229,967	57,016	8,673	(14,084)

Pretax margin	13.4%	—	16.3%	8.4%	12.5%	—

Open orders	825,500	—	697,200	128,300	—	—
Closed orders	616,600	—	541,700	74,900	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)

Twelve Months Ended					Specialty	Corporate
December 31, 2005	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$9,150,334	$(185,864)	$6,153,093	$2,766,086	$428,939	$(11,920)

Interest and investment income	146,519	0	118,084	6,392	8,991	13,052
Realized gains and losses	372,085	0	44,684	3,767	73	323,561

Total revenue	9,668,938	(185,864)	6,315,861	2,776,245	438,003	324,693

Personnel costs	3,224,678	0	1,897,904	1,276,557	40,451	9,766
Other operating expenses	1,716,711	(105,029)	935,263	751,282	135,321	(126)
Agent commissions	2,060,467	(80,835)	2,140,912	0	0	390
Depreciation	138,593	0	69,588	68,374	413	218
Amortization	267,666	0	32,517	231,263	3,866	20
Claim loss expense	480,556	0	354,710	1,928	124,054	(136)
Interest expense	172,327	0	16,663	126,778	377	28,509

Total expenses	8,060,998	(185,864)	5,447,557	2,456,182	304,482	38,641

Pretax earnings	1,607,940	0	868,304	320,063	133,521	286,052

Pretax margin	16.6%	—	13.7%	11.5%	30.5%	—

Open orders	3,615,400	—	3,052,800	562,600	—	—
Closed orders	2,487,000	—	2,169,700	317,300	—	—

Twelve Months Ended					Specialty	Corporate
December 31, 2004	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$8,188,167	$(196,151)	$5,801,580	$2,331,527	$239,256	$11,955

Interest and investment income	70,874	0	64,885	1,232	3,315	1,442
Realized gains and losses	36,961	0	22,948	12,874	249	890

Total revenue	8,296,002	(196,151)	5,889,413	2,345,633	242,820	14,287

Personnel costs	2,786,297	0	1,680,805	1,073,395	28,815	3,282
Other operating expenses	1,599,894	(101,855)	849,554	715,796	128,706	7,693
Agent commissions	2,028,926	(94,296)	2,117,122	3,974	0	2,126
Depreciation	124,231	0	65,508	58,203	83	437
Amortization	214,203	0	30,210	180,197	3,176	620
Claim loss expense	311,146	0	259,402	133	50,484	1,127
Interest expense	47,214	0	3,885	4,496	4	38,829

Total expenses	7,111,911	(196,151)	5,006,486	2,036,194	211,268	54,114

Pretax earnings	1,184,091	0	882,927	309,439	31,552	(39,827)

Pretax margin	14.3%	—	15.0%	13.2%	13.0%	—

Open orders	3,680,200	—	3,142,900	537,300	—	—
Closed orders	2,636,300	—	2,249,800	386,500	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	December 31,	December 31,
	2005	2004
	Unaudited
Cash and investment portfolio	$5,077,583	$3,677,498
Goodwill	2,873,861	2,798,249
Capitalized software	530,341	440,780
Other intangible assets	641,420	672,185
Total assets	11,104,617	9,270,535
Notes payable	3,217,019	1,370,556
Reserve for claim losses	1,113,506	998,170
Secured trust deposits	882,602	735,295
Total stockholders’ equity	3,279,775	4,700,091
Book value per share	18.84	27.24
FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO EBITDA RECONCILIATIONS
(In thousands)

For the Three Months Ended
December 31, 2005

Net Earnings	$45,486
+ Interest Expense	39,421
+ Income Taxes	25,924
+ Depreciation	18,776
+ Amortization	58,976
+ Minority Interest	(1,721)

EBITDA	$186,862

For the Twelve Months Ended
December 31, 2005

Net Earnings	$196,550
+ Interest Expense	126,778
+ Income Taxes	119,063
+ Depreciation	68,374
+ Amortization	231,263
+ Minority Interest	4,450

EBITDA	$746,478

For the Three Months Ended
December 31, 2004

Net Earnings	$34,410
+ Interest Expense	3,878
+ Income Taxes	20,934
+ Depreciation	17,296
+ Amortization	61,105
+ Minority Interest	1,672

EBITDA	$139,295

For the Twelve Months Ended
December 31, 2004

Net Earnings	$189,416
+ Interest Expense	4,496
+ Income Taxes	116,350
+ Depreciation	58,203
+ Amortization	180,197
+ Minority Interest	3,673

EBITDA	$552,335

FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO FREE CASH FLOWS RECONCILIATIONS
(In thousands)

For the Three Months Ended
December 31, 2005

Net Earnings	$45,486
+ Depreciation	18,776
+ Amortization	58,976
- Capital Expenditures	(58,509)

Free Cash Flow	$64,729

For the Twelve Months Ended
December 31, 2005

Net Earnings	$196,550
+ Depreciation	68,374
+ Amortization	231,263
- Capital Expenditures	(239,006)

Free Cash Flow	$257,181

For the Three Months Ended
December 31, 2004

Net Earnings	$34,410
+ Depreciation	17,296
+ Amortization	61,105
- Capital Expenditures	(47,278)

Free Cash Flow	$65,533

For the Twelve Months Ended
December 31, 2004

Net Earnings	$189,416
+ Depreciation	58,203
+ Amortization	180,197
- Capital Expenditures	(177,502)

Free Cash Flow	$250,314

FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO CASH EARNINGS RECONCILIATIONS
(In thousands)

For the Three Months Ended
December 31, 2005

Net Earnings	$45,486
+ Amortization of Intangibles, Net of Income Tax	17,877

Cash Earnings	$63,363

For the Twelve Months Ended
December 31, 2005

Net Earnings	$196,550
+ Amortization of Intangibles, Net of Income Tax	78,733

Cash Earnings	$275,283

For the Three Months Ended
December 31, 2004

Net Earnings	$34,410
+ Amortization of Intangibles, Net of Income Tax	20,864

Cash Earnings	$55,274

For the Twelve Months Ended
December 31, 2004

Net Earnings	$189,416
+ Amortization of Intangibles, Net of Income Tax	65,436

Cash Earnings	$254,852

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